Subsequent Events,	12 Months Ended
Dec. 31, 2012
Subsequent Events,:
Subsequent Events,
12.	Subsequent Events

Common Stock

On five occasions in January, February and March 2013, the Company exercised its right pursuant to the Investment Agreement with Deer Valley to require Deer Valley to purchase additional shares of the Company’s Common Stock, per the Company’s filing on Form S-1 in December 2012.  The total amount of these puts is $270,000.  There was an additional put exercised in December 2012, the amount of which is $15,000 whose shares were not issued until 2013 as well.  The total of these six put shares issuances resulted in 9,510,000 shares being issued in 2013.

Notes Payable

In March 2013, the Company paid $25,000 to Fairhills Capital Offshore Ltd. to pay down the outstanding balance on its loan.  The remaining balance on the loan is $25,000 and is due on December 24, 2013 (see Note 6 - Notes Payable).